UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K/A

Amendment No. 2 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_________________________

Date of Report (Date of earliest event reported): August 8, 2005

MERISEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	identification No.)
incorporation)

127 W. 30th Street, 5th Floor		10001
New York, NY		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This report amends the Current Report on Form 8-K filed by Merisel, Inc., a Delaware corporation (the "Company"), on August 9, 2005, to report, among other matters, the completion of its acquisition of substantially all of the assets of Crush Creative, Inc. (the “ Crush Acquisition”), the Current Report on Form 8K filed by the Company on October 11, 2005 and the Current Report on Form 8-K/A Amendment No. 1 filed by the Company on May 25, 2006, which reported the historical financial information of Crush Creative, Inc. The Acquisition was effective as of August 8, 2005. This Form 8-K/A is being filed to amend Item 9.01 of the previously filed Current Reports on Form 8-K to provide certain required pro forma and historical financial information of Crush Creative, Inc. and the required pro forma financial information for the Crush Acquisition which was not available at the time of the earlier filings.

The pro forma and historical financial information of Crush Creative, Inc. (“Crush”) filed herewith does not provide a meaningful indicator of the Company’s future operating results and should not be relied upon as an indication of future performance of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

a)	Financial Statements of Business Acquired

The balance sheets of Crush as of June 30, 2005 and 2004, the related statements of income and cash flows for the six months then ended and the notes to the consolidated financial statements together with the report thereon of Hutchinson and Bloodgood LLP are attached hereto as Exhibit 99.1.

b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the Company giving effect to the Crush Acquisition for the year ended December 31, 2004 and the six months ended June 30, 2005 and the unaudited pro forma condensed combined balance sheet for the Company giving effect to the Crush Acquisition as of June 30, 2005 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

c)	Exhibits

99.1
The balance sheets of Crush as of June 30, 2005 and 2004, the related consolidated statements of income cash flows for the six months then ended and the notes to the consolidated financial statements together with the report thereon of Hutchinson and Bloodgood LLP.

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERISEL, INC.

Date: June 26, 2006	By:	/s/ Jon H. Peterson
Jon H. Peterson
Title: Chief Financial Officer

EXHIBIT INDEX

99.1
The balance sheets of Crush as of June 30, 2005 and 2004, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months then ended and the notes to the consolidated financial statements.

99.3	Unaudited Pro Forma Condensed Combined Financial Information